UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026 (January 20, 2026)

SURGEPAYS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-40992	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd, Suite 104

Bartlett TN 38133

(Address of principal executive offices, including zip code)

(901) 302-9587

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SURG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 20, 2026, SurgePays, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with R.F. Lafferty & Co., Inc., the sole book-running manager and underwriter (the “Underwriter”), relating to an underwritten offering (the “Offering”) of 2,000,000 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at a price to the public of $1.25 per share (the “Share Purchase Price”), for aggregate gross proceeds of approximately $2.5 million, before deducting underwriting discounts and commissions and the other estimated Offering expenses. Pursuant to the Underwriting Agreement, the Company has granted the Underwriter a 45-day option to purchase up to an additional 300,000 shares of Common Stock at the Share Purchase Price, less the underwriting discounts to cover over-allotments, if any.

In addition to underwriting discounts and expenses, the Company will issue warrants to the Underwriter (the “Representative’s Warrants”) to purchase a number of Common Stock equal to 3.0% of the total number of Shares sold by the Company in this Offering. The Representative’s Warrants shall have an exercise price equal to 110% of the public offering price of the Common Stock sold in this Offering. The Representative’s Warrants will be exercisable commencing six (6) months after the closing date of the Offering and will terminate on the date that is five (5) years after the commencement of sales in this Offering. The Representative’s Warrants and the shares issuable upon exercise of the Representative’s Warrants were sold and issued without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and/or Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

The Offering is expected to close on January 22, 2026 (the “Closing Date”), subject to customary closing conditions, at which time the Company will delivery the Shares and the Representative’s Warrants to the Underwriter. The Company intends to use the net proceeds from the Offering for expansion of the Company’s Lifeline business, and for working capital and general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and covenants made by the Company. It also provides for customary indemnification by each of the Company and the Underwriter, severally and not jointly, for losses or damages arising out of or in connection with the Offering. In addition, pursuant to the terms of the Underwriting Agreement, each of the Company’s directors and executive officers have entered into lock-up agreements that generally prohibit, without the written consent of the Underwriter, the sale, transfer or other disposition of securities of the Company until 180 days following the date of the Underwriting Agreement, subject to certain exceptions. The Company has also agreed for a period of 180 days from the Closing Date, not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, without the written consent of the Underwriter, subject to certain exceptions.

We also granted the Underwriter a right of first refusal to act as sole managing underwriter and dealer manager, book runner or sole placement agent for any and all future public or private equity, equity-linked or debt (excluding commercial bank debt) for our Company for three (3) months from the closing of this Offering, subject to certain exception.

The Offering was made pursuant to an effective registration statement on Form S-3 (File No. 333-273110) originally filed with the Securities and Exchange Commission (the “SEC”) on July 3, 2023, and declared effective on November 3, 2023, a preliminary prospectus supplement relating to the Offering filed with the SEC on January 20, 2026, and a final prospectus supplement relating to the Offering filed with the SEC on January 22, 2026.

The foregoing descriptions of the Underwriting Agreement and Representative’s Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the legal opinion and consent of Ellenoff Grossman & Schole LLP relating to the issuance and sale of the Shares and Representative’s Warrants is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K relating to the Representative’s Warrants and the shares issuable upon exercise of the Representative’s Warrants is hereby incorporated by reference into this Item 3.02.

Item 8.01 Other Events

On January 20, 2026, the Company filed a prospectus supplement to amend and supplement the information in the prospectus, dated November 3, 2023, filed as a part of the registration statement on Form S-3 (File No. 333-273110), as supplemented by the prospectus supplement dated August 5, 2026, or the Prior Prospectus, which Prior Prospectus registered the offer and sale of our Common Stock from time to time pursuant to the terms of that certain At The Market Offering Agreement, (the “Sales agreement”), between Titan Partners Group LLC, a division of American Capital Partners, LLC (“Titan”), acting as the agent, and us.

The prospectus supplement filed on January 20, 2026 amended the Prior Prospectus to update the amount of shares of Common Stock the Company is eligible to sell under the Sales Agreement to now having an offering price of up to $1 from time to time through Titan, which does not include the shares of Common Stock having an aggregate sales price of $1,775,390.79 that were sold pursuant to the Prior Prospectus through January 20, 2026.

Forward-Looking Statements

This Current Report contains express or implied statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may contain projections of our future results of operations or of our financial information or state other forward-looking information. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control. The forward-looking statements contained in this Current Report are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the final prospectus supplement and the accompanying prospectus related to the public offering. The forward-looking statements in this Current Report speak only as of the date on which the statements are made. We undertake no obligation to update, and expressly disclaim the obligation to update, any forward-looking statements made in this Current Report to reflect events or circumstances after the date of this Current Report or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of January 20, 2026, between SurgePays, Inc. and R.F. Lafferty & Co., Inc.
Exhibit 4.1	Form of Representative Warrant
Exhibit 5.1	Opinion of Ellenoff, Grossman, & Schole LLP
Exhibit 23.1	Consent of Ellenoff, Grossman, & Schole LLP (contained in Exhibit 5.1)
Exhibit 104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGEPAYS, INC.

Date: January 22, 2026	By:	/s/ Kevin Brian Cox
Kevin Brian Cox
Chief Executive Officer